The Georgetowne Funds

P R O S P E C T U S

Georgetowne Long/Short Fund

February 5, 2007

The Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate.  Any representation to the contrary is a criminal offense.

The Georgetowne Funds

1001 W. Madison St., Unit 607

Chicago, IL 60607

(518) 221-1978

Table of Contents

Page

Fund Overview

1

Performance History

3

Fund Fees and Expenses

4

Investment Strategies and Related Risks

5

Fund Management

9

Dividends, Distributions, and Taxes

10

Net Asset Value (NAV) per Share

11

How To Purchase Shares

11

How to Redeem Shares

13

Financial Highlights

15

Privacy Policy

16

Additional Information

Back Cover

FUND OVERVIEW

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve returns in both rising and falling markets by

•

buying equity securities ("long" positions) that the Fund’s adviser believes are likely to appreciate in value, and

•

selling equity securities short ("short" positions) that the adviser believes are likely to depreciate in value.

A "short" sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.

The Fund's adviser, Georgetowne Fund Management Corporation, examines general economic trends to identify the sectors of the economy (or industries, countries or regions) that it believes present the best potential for growth.   The Fund’s long positions will be over-weighted in those sectors.  The Fund’s short positions will generally be in sectors of the economy that the adviser believes present the least potential for growth.  However, the Fund may have long and short positions in the same sector.

The adviser then performs fundamental analysis to identify companies whose stock it believes are undervalued for purchase or overvalued for selling short.  Under normal circumstances, the market value of the Fund's long positions plus the market value of the Fund's short positions, will equal at least 80% of the Fund's assets.  The ratio of long positions to short positions will vary based on the adviser's assessment of general economic trends.  The Fund may invest in companies of any capitalization, including small capitalization companies.

The adviser anticipates that the Fund’s strategy will result in active trading of the Fund’s portfolio securities and a high portfolio turnover rate. The Fund may sell covered call options in an attempt to generate additional returns,sell covered call options, as well as buy put options, as part of a hedging strategy, and buy call options as an alternative to investing directly in the underlying security, or buy put options as an alternative to selling the security short.

Equity securities in which the Fund may take long and short positions consist primarily of common stock of U.S. and foreign companies, including sponsored American Depository Receipts (commonly referred to as ADRs).  In addition to selecting particular companies, the adviser may also take long and short positions in exchange traded funds (commonly referred to as ETFs)  to provide short or long exposure to particular sectors (or industries, countries or regions).  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.  ETFs include Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS,SM  Nasdaq-100 Index Tracking Stock ("QQQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS, Vanguard ETFs, and the U.S. Oil Fund.  Investing in any one type of ETF is not a principal strategy of the Fund.  To the extent the Fund invests in foreign securities (including ADRs and ETFs that invest in foreign companies), the Fund may invest a substantial portion of its assets in emerging market securities.  The Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of securities.

PRINCIPAL INVESTMENT RISKS

Market Risk: The Fund’s total return on investment, like stock prices generally, goes up and down such that you may lose money over short and even long periods of time.  Although the Fund will generally be invested in both long and short positions, there is no assurance that this will provide any protection against market movements, and the Fund may actually perform worse than a fund that is invested exclusively in long positions (or exclusively in short positions).

Short Investments: There are additional risks involved in short sales.  The Fund engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds.  Positions in shorted securities are speculative and more risky than "long" positions (purchases) because the cost of the replacement security is unknown.  Therefore, the potential loss on the short sale is unlimited, whereas the potential loss on long positions is limited to the original purchase price.  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

Management Risk:  The adviser of the Fund is a recently formed company with limited experience managing the assets of individual clients or a mutual fund.  This inexperience may result in poor security selection causing the Fund to underperform other funds with similar investment strategies, and you may lose money.

Sector Risk.  If the Fund’s portfolio is over-weighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Small Capitalization Companies.  An investment in companies with smaller capitalizations, considered to be companies with a market capitalization less than $1 billion, generally involves greater risks than investing in larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements because the stocks are traded in lower volume, the companies are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer markets for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small company stocks tend to be less liquid, particularly during periods of market disruption. Normally, there is less publicly available information concerning the issuers of these securities. Small companies in which the Fund invests may have limited product lines, markets or financial resources or may be dependent on a small management group.

Foreign Risk.  To the extent the Fund invests in foreign securities (including ADRs and ETFs that invest in foreign companies), the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

Portfolio Turnover Risk.  To the extent the Fund has high portfolio turnover, it will generally incur additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate.  The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders.  These factors may negatively affect the Fund’s performance.

ETF Risks.  The principal risks associated with the ETFs include the risk that the equity securities in an ETF will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally.  They are also subject to special risks associated with the particular sector or countries in which the ETF invests.

Higher Expenses/Taxes.  The Fund will indirectly bear its proportionate share of any fees and expenses paid by the ETFs in which it invests in addition to the fees and expenses payable directly by the Fund.  Therefore, the Fund will incur higher expenses, many of which may be duplicative. Like higher expenses, taxes can adversely impact the Fund’s performance.  The ETF shareholders purchase and redeem shares from the ETF, which may result in capital gains distributions to all shareholders in the ETF (including the Fund).

Non-Diversification Risk:  As a non-diversified fund, the Fund may be more susceptible to a single negative economic, political or regulatory occurrence, and may be subject to substantially more market risk and volatility than a diversified fund.  The Fund’s share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

Put and Call Option Risk: The Fund may use options as part of its investment program. There are risks associated with the sale and purchase of put and call options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.    The buyer of a call or put option assumes the risk of losing its entire premium invested in the  option.    Successful use of an option strategy requires special skills, and investment in options can involve greater risk than investments in equities.

FOR A MORE DETAILED DISCUSSION OF THESE PRINCIPAL INVESTMENT RISKS, PLEASE SEE "INVESTMENT STRATEGIES AND RELATED RISKS" ON PAGE [__].

PERFORMANCE HISTORY

The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund.  The bar chart shows changes in the Fund's total return from year to year.  The performance table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index.  Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

During the period shown, the highest return for a quarter was 15.82% (1st quarter, 2006); and the lowest return was -9.95% (2nd quarter, 2006).

Average Annual Total Returns for the period ending 12/31/2006:

	One Year	Since Inception[1]

The Fund

Return Before Taxes	20.89%	9.75%

Return After Taxes on Distributions [2]	20.04%	8.97%

Return After Taxes on Distributions and Sale of Fund Shares [2]	14.37%	8.12%

S&P 500*	15.75%	10.48%

Nasdaq Composite Index*	10.41%	7.06%

*(reflects no deduction for fees, expenses, or taxes)

1  December 30, 2003

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FUND FEES AND EXPENSES

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees : (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None
Redemption Fee (1)	2.00%

Annual Fund Operating Expenses : (expenses that are deducted from Fund assets)
Management Fees	1.99%
12b-1 Distribution Fees	None
Other Expenses (2)	0.23%
Total Annual Operating Expenses	2.22%

Footnote:

(1)  The 2.00% redemption fee applies only to shares sold within 30 days of purchase.   All redemptions by wire are charged a $20 wire fee regardless of time held.

(2)  The adviser pays all ordinary operating expenses of the Fund, except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 225___	$_694__	$_1,190___	$_2,554___

INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.  The Fund's investment objective, and the Fund's policy that under normal circumstances, the market value of the Fund's long positions plus the market value of the Fund's short positions, will equal at least 80% of the Fund's  assets (defined as net assets plus the amount of borrowing for investment purposes), may each be changed without shareholder approval.  The Fund will notify shareholders 60 days in advance if the investment objective or investment policy is changed.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Long/Short Strategy.  Under normal circumstances, the Fund’s portfolio will consist of both "long" and "short" positions, and the ratio of "long" to "short" positions will vary based on the adviser’s assessment of general economic trends.  If the adviser is "bullish" on the markets, the portion of the portfolio devoted to long positions will increase; and if the adviser is "bearish" on the markets, the portion devoted to short positions will increase.

In selecting stocks to buy "long," the portfolio manager will look for reasonably priced securities (based on factors such as, but not limited to, price-to-earnings and price-to-book ratios) of companies whose growth potential is not yet reflected fully in their stock prices.  Target companies will have a catalyst for positive earnings developments such as evolving product cycles, special situations or changing economic conditions.  The Fund's adviser generally will sell a security when it no longer meets the portfolio manager's investment criteria or when it has met the manager's expectations for appreciation.

In selecting "short sale" candidates, the portfolio manager looks primarily for companies where the growth is slowing, valuations are high, or there is a change in economic conditions that would perpetuate a decline in the market price of shares.  In addition, balance sheet analysis will be used to identify weakening financial conditions or a declining cash flow.

A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited. The more the Fund pays to purchase the security, the more it will lose on the transaction, and the more the price of Fund shares will be affected. The Fund will also incur costs if dividends are paid on those shares sold short.  In such a case, the Fund is required to pay those dividends on the stock to the owner of the shares from whom such shares were borrowed.  An estimate of these costs is included in the Fund's fees and expenses table.  Dividends paid by the Fund on shares sold short will reduce the Fund's portfolio return because such dividends are paid out of the Fund's net assets.  The Fund may also be required to pay a fee to the broker to borrow the security.  The fee is generally a portion of the interest earned by the Fund on the collateral that is deposited with the broker.

Selling short magnifies the potential for both gain and loss to the Fund and its investors. The Fund’s potential for gain and loss increases as the Fund’s short positions increase.  In connection with its short sales, the Fund will be required to maintain a segregated account with the custodian of cash or high grade liquid assets (which may include equity securities) that  will be marked to market daily so that it equals (i) the current market value of the securities sold short by the Fund, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  The Fund will limit its short sales so that no more than 90% of its net assets will be deposited as collateral and allocated to the segregated account.  As the amount of the Fund's short position exposure increases, the greater the amount of the Fund's securities that must be segregated by the Fund’s custodian.  As more assets are segregated, the adviser has less flexibility in managing the portfolio because the segregated assets cannot be traded until the respective short position is closed.

Common Stocks.  Because the Fund invests in common stocks, it is subject to the risks associated with common stock investing. These include the management risk of selecting individual stocks that do not perform as the portfolio manager anticipated, the risk the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. If the stock market declines in value, the Fund is likely to decline in value. Many factors affect an individual company's performance, such as the strength of its management or the demand for its products or services. Poor management or decreased demand for products or services, as well as negative economic, political, or regulatory occurrences, may affect the earnings growth potential anticipated by the portfolio manager when the individual stock was selected for a Fund's portfolio.  Common stock represents an ownership interest in the issuer.  However, the rights and interests of common stock owners are subordinate to preferred stock in the receipt of dividends and in any residual assets after payments to creditors and bond holders if the issuer is dissolved.

Foreign Securities. The Fund may invest in foreign stocks, sponsored ADRs (American Depositary Receipts) and index products that track a foreign securities index.  ADRs are dollar denominated and issued by a U.S. bank or trust company and represent ownership interests in foreign companies.  Sponsored ADR's are issued with the cooperation of the company whose stock will underlie the ADR.  These shares carry all the rights (such as voting rights) and risks of the common stock. Investment risks include fluctuations in foreign currency exchange rates, political and economic instability, foreign taxation issues, different or lower standards of accounting, auditing and financial reporting, less developed securities regulation and trading systems and the risk that a country may impose controls on the exchange or reparation of foreign currency. Securities of foreign issuers may often be less liquid and exhibit greater volatility. There may be more limited information publicly available concerning foreign issuers than would be with respect to domestic issuers.

Exchange Traded Funds.  ETFs are a portfolio of stocks or bonds that track a specific market index, similar to traditional index mutual funds, except that they are bought and sold on an exchange through a broker like an individual stock.  ETFs include Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS,SM  Nasdaq-100 Index Tracking Stock ("QQQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and Vanguard ETFs.  SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely  track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM.  The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index.  DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that invests in the 30 component stocks of the Dow Jones Industrial Average.  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index.   QQQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasadaq 100 Index by holding shares of all the companies on the Index.  The iShares are managed by Barclays Global Investors.  They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country.  Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") Index.  ETFS are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks, described above.  When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may invest more heavily will vary. There is a risk that the performance of the ETF will not track the performance of the corresponding index.

Emerging Markets.  To the extent of the Fund invests in foreign securities, the Fund may invest a substantial portion of its assets in emerging market securities.  The risks for foreign securities, including the risks of fluctuations in foreign currency exchange rates, political and economic instability, foreign taxation issues, different or lower standards of accounting, auditing and financial reporting, less developed securities regulation and trading systems and the risk that a country may impose controls on the exchange or reparation of foreign currency, as well as less share liquidity and greater share volatility, are typically increased to the extent that a Fund invests in issuers located in less developed and developing nations.  These securities markets are sometimes referred to as "emerging markets."  Investments in securities of issuers located in such countries are speculative and subject to certain special risks.  The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries.  Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.  Some countries have inhibited the conversion of their currency to another.  The currencies of certain emerging market countries have recently experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s investments in assets denominated in such currencies.  There is some risk of currency contagion; the devaluation of one currency leading to the devaluation of another.  As one country’s currency experiences "stress," there is concern that the "stress" may spread to another currency.  Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability to the Fund of additional investments in these countries.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries.  Based upon the apparent correlation between commodity cycles and a country’s securities markets, additional risk may exist.

Option Strategy:  The Fund may sell covered call options in an attempt to generate additional returns.  When the Fund sells a covered call option, the purchaser of the option has the right to buy that security at a predetermined price (exercise price) during the life of the option.  If the purchaser exercises the option, the Fund must sell the security to the purchaser at the exercise price.  The option is “covered” when the Fund owns the security, or segregates sufficient assets to purchase the security, at the time it sells the option.  As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional income to the Fund.   The Fund may also sell covered call options, as well as buy put options, as part of a hedging strategy.  The selling of covered call options acts as a hedge because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums.  However, selling the options will also limit the Fund’s gain, if any, on the underlying securities.  When the Fund buys a put option, the seller has the obligation to purchase the underlying position from the Fund at the exercise price if the Fund exercises the option on or before the expiration date.  This limits the Fund's potential loss on the security.  The Fund may buy call options as an alternative to investing directly in the underlying security, or buy put options as an alternative to selling the security short.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Unseasoned Companies.  From time to time, the Fund may take substantial positions in securities of companies with limited operating histories.   These are companies in operation for less than three years. The securities of these companies may have limited liquidity and the prices of such securities may be volatile.  Unseasoned companies are often involved in new product development, which generally involves more risk, and may lack sufficient capital for sustained growth.

Special Situations.  The Fund may also invest in securities of companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services or other special situations that may affect the value of their securities significantly. Examples of special situations are companies being reorganized or merged, companies entering, currently in, or emerging from, bankruptcy or in financial difficulty, companies introducing unusual new products or that enjoy particular tax advantages. Other examples include companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or believed to be probable takeover candidates.  The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

Other Strategies.  The Fund may rotate a portion of its assets to debt securities, including fixed income ETFs, when the adviser believes that the prospects for capital appreciation may be greater than in equity securities.  For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, money market funds, short-term debt securities, including notes and bonds, or hold its assets in cash. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.  Employing such a defensive strategy would be inconsistent with the stated objectives of the Fund.  The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Additional descriptions of the Fund's strategies and investments and the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities holdings, may be found in the Fund's Statement of Additional Information which can be requested free of charge by calling 1-877-257-4240.

FUND MANAGEMENT

BOARD OF TRUSTEES

The Board of Trustees has overall responsibility for the management of the Fund. The Board formulates the general policies and meets periodically to review the Fund’s performance, monitor investment activities and discuss matters affecting the Fund.

INVESTMENT ADVISER

The Georgetowne Fund Management Corporation, 1001 W. Madison Street, Unit 607, Chicago, IL 60607, is the adviser of the Fund and is responsible for the management of the Fund’s affairs, under the supervision of the Trust’s Board of Trustees.  Paul K. Hoffmeister owns and is the founder of the adviser, and is a trustee of The Georgetowne Funds.  The adviser is a New York State corporation founded in January 2003 and does not have any previous experience advising mutual funds or individual client accounts.

Paul K. Hoffmeister is responsible for the overall strategic and day-to-day management of the Fund’s portfolio and the Fund’s administration.  Mr. Hoffmeister additionally acts as Chief Economist for Bretton Woods Research. Between August 2004 and July 2006, Mr. Hoffmeister acted as the Director of Market Strategy for Polyconomics, performing sector analysis based on supply-side economic principles.  Mr. Hoffmeister also acted as an operations supervisor for the office of Dr. Jana Hoffmeister MD, between June 2000 and July 2006.  Between March 2004 and August 2004, Mr. Hoffmeister acted as a trader with QuietLight Securities, LLC.  His duties with QuietLight Securities included trading options and futures contracts on the KOSPI 200 Index on behalf of QuietLight Securities on the Korean Stock Exchange.  Mr. Hoffmeister has a B.S.B.A. degree in finance and accounting from Georgetown University in Washington, DC.  (The Georgetowne Funds and The Georgetowne Fund Management Corporation are NOT affiliated with Georgetown University.)  Between September 1997 and December 1997, Mr. Hoffmeister was an intern at the White House within the Department of Intergovernmental Affairs. Additionally, between June 1999 and September 1999, he was an intern at the Council of Economic Advisers.  Prior to forming the adviser and Georgetowne Funds, Mr. Hoffmeister was an assistant trader from 2000 to 2001, and a trader from 2001 to 2002, for QuietLight Securities, trading S&P 500 futures and options contracts at the Chicago Mercantile Exchange.  The Fund's Statement of Additional Information provides additional information about the Mr. Hoffmeister's compensation structure, other accounts he manages, and his ownership in the Fund.

For the fiscal year ended October 31, 2006, the Fund paid the adviser a fee 1.99% of its average daily net assets. The adviser pays all of the ordinary operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses.  In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the adviser.  A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement is available in the Annual Report to Shareholders for the period ended October 31, 2006.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to distribute to all shareholders, at least annually, substantially all net investment income and any net capital gains. These will be reinvested in additional shares unless the shareholder has requested payment by check.  The Fund expects that its distributions will consist primarily of capital gains.

Distributions of investment income and net short term gains are generally taxable to you as ordinary income. Distributions of net long term capital gains are taxable as long term capital gains regardless of length of time shares held. All distributions are taxable in the year received whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for tax purposes.  Distributions are paid to all shareholders invested in the Fund as of the record date, the date on which the shareholder must officially own shares to receive the distribution.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay full price for shares and then receive a portion of price back in the form of a taxable distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implication of buying shares just before the Fund declares a dividend or capital gain. Contact the Fund for information on distributions.

The redemption of shares is a taxable event which may create a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. Because the tax consequences of a redemption will depend on the shareholder's basis in the redeemed shares, shareholders should retain their account statements to determine their tax liability. A loss realized on the taxable disposition of Fund shares may be disallowed if additional shares are purchased within 30 days before or after such sale.

The Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to non corporate shareholders who have not complied with IRS taxpayer identification regulations. Shareholders may avoid this withholding requirement by placing on the Account Application Form their proper Social Security or Taxpayer Identification Number and stating they are not subject to withholding taxes.

The discussion of federal income taxes above is for general information only. The Statement of Additional Information includes a description of federal income tax aspects that may be relevant. Investors should consult their tax advisers for federal, state, and local tax consequences of an investment in the fund.

NET ASSET VALUE (NAV) PER SHARE

Net asset value (NAV) per share is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 PM EST) each business day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. Fund shares are bought and redeemed at their net asset value next determined after an order is received in good form with all supporting documentation and required signatures by the Fund's Transfer Agent. The net asset value per share is determined by dividing the total value of the Fund's investments and other assets less any liabilities by the number of outstanding shares of the Fund.

The Fund’s assets are generally valued at their market value (i.e., readily available market price).  If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value the Fund’s assets according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market.  Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

HOW TO PURCHASE SHARES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

You pay no sales charge to purchase shares of the Fund. You purchase shares at the net asset value (NAV) per share next calculated after the Transfer Agent has received the order in good form.  An account application is required for a share purchase to be in good form.  The Fund calculates net asset value per share at the close of business (currently 4:00 PM, Eastern Standard Time) each day the New York Sock Exchange is open. If your order is received prior to 4:00 PM, your order will be priced at that day’s NAV. If your order is received after 4:00 PM or on a day the New York Stock Exchange is not open, your order will be priced at the next calculated NAV. The Fund does not accept orders that request a particular day or price for the transaction or any other special conditions.

You will receive a confirmation of each transaction and quarterly statements showing your balance and account activity. You should verify statement accuracy upon receipt.

A minimum initial investment of $5,000 is required to open an account ($2,000 for IRAs) with subsequent minimum investments of $100 (including IRAs). Investment minimums may be waived at the discretion of the Adviser.

When you invest in the Fund, the transfer agent will establish an account to which all full and fractional shares will be credited.  The Fund will not issue share certificates evidencing shares of the Fund. Your account will be credited with the number of shares purchased, relieving you of the responsibility for safekeeping certificates.

Fund purchases may be made in the following manner:

By mail. Complete and sign the Account Application and mail with your check payable to "Georgetowne Long/Short Fund" to:

Georgetowne Long/Short Fund

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

By wire. In order to expedite the investment of funds, you may advise your bank or broker to transmit funds via Federal Reserve Wire System.  Contact Mutual Shareholder Services at 1-877-257-4240 for wire instructions. Your bank or broker may charge you a fee for wire transfer.

Through Financial Intermediaries. If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different from those of the Fund. Brokers, advisers, retirement plans or others may charge transaction fees or set different investment minimums or limitations on buying or selling shares. Consult your financial representative for availability of funds or if you have any questions about any such fees or limitations before buying or selling shares of the Fund.

Automatic Investment Plan (AIP)

The AIP provides a convenient way for you to have money deducted from your savings, checking or other accounts for investments in Fund shares. You may enroll in the AIP by filling out the Automatic Investment Plan application available from the Transfer Agent. You may enroll only if you have an account maintained at a domestic financial institution which is an Automated Clearing House (ACH) member for automatic withdrawals under the plan. The AIP does not assure a profit or protect against loss. You may terminate your AIP at any time by written notification to the Transfer Agent.

Other Information on Purchases of Shares

The Fund reserves the right to reject any order, to cancel any order due to non payment and to waive or lower the investment minimums. If an order is canceled because your check does not clear, you will be responsible for any loss the Fund incurs as a result of canceling the order. If you are an existing shareholder, the Fund will redeem shares from your account to reimburse it for any such loss. A fee will be charged for all checks that fail to clear.  Cash, money orders and travelers checks are not accepted.

HOW TO REDEEM SHARES

All Fund shares offered for redemption will be redeemed at the Fund NAV (less any applicable redemption fee) next determined after the transfer agent receives the redemption request in good order. Since the Fund’s NAV will fluctuate because of changes in the market value of the Fund’s portfolio holdings, the amount you receive upon redemption may be more or less than the amount you paid for the shares being redeemed. Redemption proceeds will be mailed to your address of record or, if redemption proceeds are $10,000 or more, may be transmitted by wire, upon your written request to the Transfer Agent, to your pre-designated account at a domestic bank. You will be charged for the cost of a wire transfer. Redemption proceeds will generally be mailed within 7 days of receipt of your request.

Redemption by mail.

Shares may be redeemed by mail by writing directly to the transfer agent. The redemption request must be signed exactly as your name appears on the account application, with the signature guaranteed if required (see below), and must include your account number. If Fund shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the application form. Signature guarantees are normally available from a bank, broker-dealer or other financial institution.  A notary public is not an acceptable guarantor.

Signature Guarantee Requirements.

 To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee".  The following requests require a signature guarantee: (i) change of  name or address on the account, (ii) redemption proceeds sent to a different address from that on the account, (iii) proceeds are made payable to someone other than the account owner, (iv) redemption from an account where the name or address has changed within the last 30 days, (v) the redemption request is for $25,000 or more.

Redemption by phone.

You may redeem shares by telephone if you have elected telephone redemption privileges on your Account Application. When calling the transfer agent, you will need to provide your name(s), account number and password or additional forms of identification.

Telephone redemptions are convenient but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud, such as asking you to verify your tax identification number, and only sending redemptions to the address of record. You should do the same by keeping your account information private and reviewing all statements and transactions immediately for accuracy. Neither the Fund nor transfer agent shall be responsible for any losses due to telephone fraud so long as we have taken reasonable steps to verify the caller’s identity.

Other Information on Redemption of Shares

Redemption requests will not be processed until the Fund’s transfer agent has received all necessary documents, such as a signature guarantee, in good order. If you have any questions about what documents are required, please call the transfer agent at 1-877-257-4240 (toll free).

The Fund reserves the right to take up to 7 days to make payment if the Fund could be adversely affected by immediate payment. For redemptions made shortly after purchase, the Fund will timely process the redemption but will delay payment until clearance of the purchase check, which may take up to 15 days for U.S. bank accounts, and up to 6 weeks for foreign accounts.  In the event the Fund cannot recover payment from the investor, the Fund’s adviser will be responsible for any loss.

The Fund may suspend redemption privileges or postpone payment for the Fund when the New York Stock Exchange is closed or during what the SEC determines to be emergency circumstances.

The Fund discourages market timing and does not accommodate the frequent purchase and redemption of Fund shares.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a redemption policy to discourage short-term traders and/ or market timers from investing in the Fund. A 2% fee will be assessed against investment proceeds withdrawn within 30 days of investment.  The Fund uses a “first in, first out” method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  The fee is payable out of the redemption proceeds and is retained by the Fund to defray the costs of redeeming shares.  The Fund will waive the redemption fee for mandatory retirement account withdrawals.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called "omnibus accounts" include multiple shareholders.  In addition to the redemption fee, the Board of Trustees has adopted a policy directing the Fund to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.  Other than the 30 day holding period applicable to redemptions, the Fund has not established any minimum holding periods.  However, as stated above, the Fund reserves the right to reject trades that it believes are abusive or not in the best interest of Fund shareholders.

Because of the high cost of maintaining small accounts, the Fund may redeem your shares if your account value falls below the stated investment minimums due to redemptions.  You will be given 30 days notice to reestablish the investment minimum. If you do not increase your balance, we may close your account and send the proceeds to you.  The Fund may also redeem your shares if the Board of Trustees determines to liquidate the Fund.  The Board may liquidate the Fund without a shareholder vote on that liquidation.  An involuntary redemption will create a capital gain or loss which may have tax consequences.  Consult your tax adviser.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since its inception.  Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  The information was audited by Sanville & Company CPA, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

For a share of capital stock outstanding throughout each period
	Year	Year	Period
	Ended	Ended	Ended
	10/31/2006	10/31/2005	10/31/2004 *

Net Asset Value, at Beginning of Period	$ 10.58	$ 9.72	$ 10.00
Income From Investment Operations:
Net Investment Loss **	(0.12)	(0.07)	(0.10)
Net Gains (Losses) on Securities (Realized and Unrealized)	_1.81	0.93	(0.18)
Total from Investment Operations	1.69	0.86	(0.28)

Distributions	(0.70)	-	-

Net Asset Value, at End of Period	$ 11.57	$ 10.58	$ 9.72

Total Return ***	__16.84%	8.85%	(2.80)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 554	$ 350	$ 293
Ratio of Expenses to Average Net Assets, excluding Interest and Dividends on Securities Sold Short	1.99%	1.99%	1.99%	****
Ratio of Expenses to Average Net Assets, excluding Dividends on Securities Sold Short	2.10%	2.04%	1.99%	****
Ratio of Dividend Expenses to Average Net Assets	0.12%	0.05%	0.01%	****
Ratio of Expenses to Average Net Assets, including Dividends on Securities Sold Short	2.22%	2.09%	2.00%	****
Ratio of Net Investment Loss to Average Net Assets	(1.04)%	(0.68)%	(1.21)%	****
Portfolio Turnover Rate	108.94%	98.20%	73.81%

* For the period December 30, 2003 (commencement of investment operations) through October 31, 2004
** Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
*** Total return in the above table represent the return that the investor would have earned or lost over the period indicated
on an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year.
**** Annualized

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to its service providers requiring such information to provide products or services to you.

ADDITIONAL INFORMATION

Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information (SAI) dated the same date as this prospectus. The SAI provides more detailed information about the Fund, including policies and procedures relating to disclosure of the Fund's portfolio, and is incorporated by reference into this Prospectus.

If you wish to receive a free copy of the SAI or Shareholder Reports, or have any inquiries about the Fund, please call the Transfer Agent at 1-877-257-4240 (toll free).  You may also obtain free copies of the SAI and Shareholder Reports at www.georgetownefunds.com.

Additional information about the Fund including the Statement of Additional Information can be reviewed and copied at the Public Reference Room at the Securities and Exchange Commission in Washington, DC 20549-0102. The scheduled hours of operation may be obtained by calling the SEC at 1-202-551-8090.

You can receive copies of this information, after paying a duplicating fee by writing to:

Public Reference Room

Securities and Exchange Commission

100 F. Street N.E.

Washington, DC 20549-5009

or by emailing: publicinfo@sec.com

Free access to reports and other information about the Fund is available from the EDGAR Database on the SEC’s website at http://www.sec.gov.

The Fund’s Investment Company Act File No. is 811-21322

This prospectus contains important information about the Fund. Please read it carefully before you decide to invest.